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                             JATO COMMUNICATIONS CORP.

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                              STOCK PURCHASE AGREEMENT

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                             JATO COMMUNICATIONS CORP.

                              STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT is made as of the 9th day of February, 2000 (the "EFFECTIVE DATE") by and among JATO COMMUNICATIONS CORP., a Delaware corporation (the "COMPANY"), and U.S. TELESOURCE, INC., a Delaware corporation ("PURCHASER").

     WHEREAS, Purchaser and the Company wish to form a strategic relationship, which will include, among other things, an investment by Purchaser in the Company;

     WHEREAS, the Company has filed a registration statement with the Securities and Exchange Commission with respect to the planned initial public offering ("IPO") of shares of its Common Stock;

     WHEREAS, the Purchaser is an "institutional investor" and wishes to purchase from the Company $2,500,000.00 of shares of the Company's Common Stock at the IPO price per share in a transaction exempt from registration under the Securities Act of 1933, as amended, such purchase to close immediately following the closing of the IPO; and

     WHEREAS, the Company desires to issue a warrant to Purchaser to purchase a number of shares of the Company's Common Stock based on an aggregate exercise price of $5,000,000.00 and an exercise price per share of the IPO price per share plus 20% in a transaction exempt from registration under the Securities Act of 1933, as amended, such issuance to close immediately following the closing of the IPO; and.

     NOW, THEREFORE, the parties hereto agree as follows:

1.   SALE OF SHARES AND ISSUANCE OF WARRANT

     1.1 SALE OF SHARES. Subject to the terms and conditions hereof, at the IPO Closing (as hereinafter defined), the Company hereby agrees to issue and sell to Purchaser and Purchaser agrees to purchase $2,500,000.00 of shares of the Company's Common Stock (the "IPO SHARES" and collectively with the Alternative Shares (as defined in Section 7.2), the "SHARES") at a price per share equal to the price per share at which the Company's Common Stock is sold to the public in the IPO (the "IPO PURCHASE PRICE" and collectively with the Alternative Purchase Price (as defined in Section 7.2), the "PURCHASE PRICE").

     1.2 ISSUANCE OF WARRANTS. Subject to the terms and conditions hereof, at the IPO Closing (as hereinafter defined), the Company hereby agrees to issue to Purchaser a warrant in the form attached hereto as EXHIBIT A-1 (the "IPO WARRANT") to purchase a number of shares of the Company's Common Stock based on an aggregate exercise price of $5,000,000.00 and an exercise price per share equal to the price per share at which the Company's Common Stock is

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sold to the public in the IPO plus 20%.  Hereinafter, the IPO Warrant and the
Alternative Warrant (as defined in Section 7.1) shall be referred to collectively as the Warrant.

2.   THE CLOSING

     2.1  CLOSING DATE.

          (a) Except as otherwise provided in Section 7, the closing of the purchase and sale of the IPO Shares and the issuance of the IPO Warrant (the "IPO CLOSING") shall occur immediately after the closing of the IPO. The Company will give Purchaser three (3) business days' notice of the date of the IPO Closing (the "IPO CLOSING DATE"); provided that the IPO Closing Date shall be no later than December 31, 2000. The Company will notify the Purchaser of the IPO price per share promptly after it is determined by the Company's pricing committee.

          (b) A closing under Section 7 of the purchase and sale of the Alternative Shares and the issuance of the Alternative Warrant (either a "CHANGE OF CONTROL CLOSING" or a "ALTERNATIVE CLOSING") shall occur upon (a) in the event of a Change of Control, within five (5) days prior to the closing of a Change of Control transaction (the "CHANGE OF CONTROL CLOSING DATE") or (b) if the Company has not closed its IPO by December 31, 2000, within three (3) business days after the Purchaser gives notice to the Company under Section 7.3(b) that it is exercising its option to purchase the Alternative Shares (the "ALTERNATIVE CLOSING DATE"). Hereinafter, the IPO Closing, Change of Control Closing and Alternative Closing shall collectively be referred to as the "CLOSING." Hereinafter, the IPO Closing Date, Change of Control Closing Date and the Alternative Closing Date shall be referred to collectively as the "CLOSING DATE."

          (c) Notwithstanding the foregoing, in the event that the Purchaser does not exercise its option to purchase the Alternative Shares, the Company shall issue the Alternative Warrant (1) in the event of a Change of Control, within five (5) days prior to the Change of Control Closing Date or (2) if the Company has not closed its IPO by December 31, 2000, within three (3) business days after December 31, 2000.

     2.2 DELIVERY. At the Closing (i) Purchaser will deliver to the Company a check or wire transfer funds in the amount of the IPO Purchase Price of the IPO Shares or the Alternative Purchase Price of the Alternative Shares, as appropriate, (ii) the Company shall deliver a certificate representing the IPO Shares or the Alternative Shares, as appropriate, registered in the name of Purchaser, and (iii) the Company shall deliver either the IPO Warrant or the Alternative Warrant, registered in the name of Purchaser.

3.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

     Except as set forth on a Schedule of Exceptions delivered by the Company to the Purchaser on the date of this Agreement, the Company hereby represents and warrants to Purchaser as of the date of this Agreement as follows:

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     3.1  ORGANIZATION AND STANDING; CERTIFICATE OF INCORPORATION AND BYLAWS.
The Company and each Subsidiary (as defined in Section 3.3 below) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware or, with respect to Jato Communications Corp.
of Virginia, the Commonwealth of Virginia. Each of the Company and Subsidiary has all requisite corporate power and authority to own and operate their respective properties and assets. Each of the Company and Subsidiary has the requisite corporate power and authority to carry on its business as presently conducted and as presently proposed to be conducted. Each of the Company and Subsidiary is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of their respective activities and of their respective properties (both owned and leased) make such qualifications necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or Subsidiary or their respective businesses. The Company has made available to the Purchaser true, correct and complete copies of the Company's Restated Certificate of Incorporation and Amended Bylaws, each as amended to date and in full force and effect on the date hereof. The Company has made available to the Purchaser true, correct and complete copies of Subsidiary's Certificate of Incorporation and Bylaws, each as amended to date and in full force and effect on the date hereof. Since its inception, Subsidiary has had no operations and has not incurred any material obligations.

     3.2 CORPORATE POWER. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, to sell and issue the Shares and the Warrant hereunder and to carry out and perform its obligations under the terms of this Agreement.

     3.3 SUBSIDIARIES. Other than Jato Operating Corp., a Delaware corporation, Jato Operating Two Corp., a Delaware corporation, and Jato Communications Corp. of Virginia, a Virginia corporation (collectively, the "SUBSIDIARY"), the Company owns no equity securities of any other corporation, limited partnership or similar entity. The Company is not a participant in any joint venture, partnership or similar arrangement. The Company owns shares of the Subsidiary free and clear of all encumbrances.

     3.4 CAPITALIZATION. The authorized capital stock of the Company, immediately prior to the Effective Date of this Agreement, consists of (a) eighty million (80,000,000) shares of Common Stock, of which six million seven hundred ninety-seven thousand eight hundred fourteen (6,797,814) shares are issued and outstanding, and (b) thirty million (30,000,000) shares of Preferred Stock, of which one million seven hundred fifty-one thousand nine hundred eighty-five (1,751,985) shares are designated Series A Preferred Stock, of which one million seven hundred fifty-one thousand nine hundred eighty five (1,751,985) are issued and outstanding, of which thirteen million six hundred fifteen thousand three hundred twenty-two (13,615,322) shares are designated Series B Preferred Stock, of which thirteen million six hundred fifteen thousand three hundred twenty-two (13,615,322) are issued and outstanding, of which four million nine hundred thirty-two thousand three hundred eight (4,932,308) shares are designated Series C Preferred Stock, of which four million nine hundred thirty-two thousand three hundred eight (4,932,308) are issued and outstanding, and of which five million (5,000,000) shares are

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designated Series D Preferred Stock, one million seven hundred eighty-five thousand seven hundred fourteen (1,785,714) are issued and outstanding. All issued and outstanding shares of the Company's Common Stock (i) have been duly authorized and validly issued, (ii) are fully paid and nonassessable and
(iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities. Except as set forth on the Schedule of Exceptions and except as may be granted pursuant to this Agreement or the Second Amended and Restated Investors' Rights Agreement, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or stockholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities. The Shares have been duly authorized and, when issued in compliance with the provisions of this Agreement and the Certificate, will be validly issued (including, without limitation, issued in compliance with applicable state and federal securities laws), fully paid and nonassessable, subject to no preemptive rights, and will be free of any liens or encumbrances; PROVIDED, HOWEVER, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time transfer is proposed.

     3.5 AUTHORIZATION. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the Warrant and the performance of all of the Company's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement and the Warrant, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except as subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, will be fully paid and nonassessable and will be free of any liens or encumbrances; provided, however that the Shares may be subject to restrictions on transfer under the state and/or federal securities laws.

     3.6 FINANCIAL STATEMENTS. The Company has delivered to Purchaser (i) its audited balance sheet as at December 31, 1998 and audited statement of income and cash flows for the period from inception and ending December 31, 1998 and (ii) its unaudited balance sheet as at November 30, 1999 (the "STATEMENT DATE") and unaudited consolidated statement of income for the eleven-month period ending on the Statement Date (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements, together with the notes thereto, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except as disclosed therein, and present fairly the financial condition and position of the Company as of December 31, 1998 and the Statement Date; PROVIDED, HOWEVER, that the unaudited financial statements are subject to normal recurring year-end audit adjustments (which are not expected to be material), and may not contain all footnotes required under generally accepted accounting principles.

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     3.7  LIABILITIES.  The Company has no material liabilities and, to its knowledge, knows of no material contingent liabilities not otherwise disclosed in the Financial Statements, except current liabilities incurred in the ordinary course of business subsequent to the Statement Date which have not been, either in any individual case or in the aggregate, materially adverse.

     3.8  AGREEMENTS; ACTION.

          (a) Except as set forth on the Schedule of Exceptions and except for agreements explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or their respective affiliates.

          (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or to its knowledge by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $25,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

          (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities (other than with respect to indebtedness and other obligations incurred in the ordinary course of business or as disclosed in the Financial Statements) individually in excess of $25,000 or, in the case of indebtedness and/or liabilities individually less than $25,000, in excess of $75,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or
(iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

          (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

     3.9 OBLIGATIONS TO RELATED PARTIES. There are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company and (c) for other standard employee benefits made generally available to all employees (including stock option agreements outstanding under any stock option plan approved by the Board of Directors of the Company). No such officer, director or stockholder, or any member of their immediate families is, directly or indirectly, interested in any material contract with the

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Company (other than such contracts as relate to any such person's ownership of capital stock or other securities of the Company). The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

     3.10 ABSENCE OF CHANGES. Except as set forth on the Schedule of Exceptions, since the Statement Date, there has not been:

          (a) Any change in the assets, liabilities, financial condition, earnings or operations of the Company from that reflected in the Financial Statements, other than changes in the ordinary course of business, none of which individually or in the aggregate has had or is expected to have a material adverse effect on such assets, liabilities, financial condition, earnings or operations of the Company;

          (b) Any resignation or termination of any key officers of the Company; and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

          (c) Any material change in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

          (d) Any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or prospects or financial condition of the Company;

          (e) Any waiver by the Company of a valuable right or of a material debt owed to it;

          (f) Any direct or indirect loans made by the Company to any stockholder, employee, officer or director of the Company, other than immaterial advances made in the ordinary course of business;

          (g) Any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder including, without limitation, any (i) increase in the compensation payable or to become payable by the Company to any of the Company's employees, (ii) any bonus, incentive compensation, service award or other like benefit, granted, made or accrued, contingently or otherwise, to or for the credit of the Company's employees, or (iii) any employee welfare, pension, retirement, profit-sharing or similar payment or arrangement (whether or not subject to ERISA) made or agreed to by the Company;

          (h) Any declaration or payment of any dividend or other distribution of the assets of the Company;

          (i)  Any labor organization activity;

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          (j)  Any debt, obligation or liability incurred, assumed or guaranteed by the Company, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business;

          (k) Any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

          (l) Any change in any material agreement to which the Company is a party or by which it is bound which materially and adversely affects the business, assets, liabilities, financial condition, operations or prospects of the Company;

          (m) (i) Any change in practice with respect to taxes, (ii) any making, changing or revoking of any tax election, or (iii) any settlement or compromise of any dispute involving a tax liability;

          (n) Any change in the number of shares of capital stock of the Company issued and outstanding;

          (o) Any failure to conduct the business of the Company in the ordinary course;

          (p) Any change in the method of accounting or accounting practice of the Company;

          (q)  Any change in the Company's lines of business; or

          (r) Any other event or condition of any character that, either individually or cumulatively, has materially and adversely affected the business, assets, liabilities, financial condition, operations or prospects of the Company. For purposes of this subsection (r), a material and adverse effect shall only be deemed to occur if its monetary impact exceeds, or with the passage of time, will exceed $75,000.

     3.11 REAL PROPERTIES; TANGIBLE PERSONAL PROPERTY.

          (a) REAL PROPERTIES. The Schedule of Exceptions sets forth each lease or other agreement (including easements) under which the Company leases or has rights in any real property (the "REAL PROPERTY LEASES," and, each individually, a "REAL PROPERTY LEASE"). The Company has a valid and subsisting leasehold interest in all the real property which is the subject of each Real Property Lease. The Company does not presently own, and has never owned, any real property and does not presently operate, and has never operated, any real property, other than as a lessee.

          (b) TANGIBLE PERSONAL PROPERTY. Except as set forth on the Schedule of Exceptions, (i) the Company has good, marketable and valid title to all of the items of tangible

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personal property used in its operations and (ii) all such tangible personal property is reflected on the Company's unaudited Financial Statements, except as sold or disposed of subsequent to the date thereof in the ordinary course of business consistent with past practices. The tangible personal property of the Company is in good repair and working order, reasonable wear and tear excepted, and constitutes all of the tangible personal property necessary for the operation of the business as currently conducted.

     3.12 PATENTS AND TRADEMARKS. The Company is the sole owner, free of any lien or encumbrance, of, or has a valid license, on commercially reasonable terms, to, all U.S. and foreign patents, registered designs, copyrights, computer software and databases, trademarks, service marks and trade names, whether or not registered, and other trade secrets, research and development, formulae, inventions, processes, know-how and proprietary and intellectual property rights and information, including all grants, registrations and applications relating thereto (collectively, the "PROPRIETARY RIGHTS") necessary for the conduct of its business as now conducted (the "COMPANY RIGHTS"). The Company's rights in the Company Rights are, to the Company's knowledge, valid and enforceable. The Company has received no demand, claim, notice or inquiry from any person in respect of the Company Rights which challenges, threatens to challenge or inquires as to whether there is any basis to challenge, the validity of, or the rights of the Company in, any such Company Rights. There are no outstanding options, licenses or agreements of any kind relating to the Company Rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the Proprietary Rights of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. The Company has taken, and will take, all actions which are necessary in order to protect the Company Rights and to acquire additional Proprietary Rights, consistent with prudent commercial practices in the telecommunications industry. To the knowledge of the Company, the Company is not in violation or infringement of, and has not violated or infringed, any Proprietary Rights of any other person. To the knowledge of the Company, no person is infringing any Company Rights. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company's business by the employees of the Company, nor will, to the Company's knowledge, the conduct of the Company's business as proposed conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

     3.13 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of its Certificate or Amended Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or any statute, rule or regulation applicable to the

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Company which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company.
The execution, delivery, and performance of and compliance with this Agreement and the Warrant and the issuance and sale of the Shares pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

     3.14 LITIGATION. There is no action, suit, proceeding or investigation pending, or to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of or in violation of any order, writ, injunction, judgment or decree or any rule or regulation of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

     3.15 TAX RETURNS AND PAYMENTS. The Company has timely filed all tax returns (federal, state and local) required to be filed by it. All taxes shown to be due and payable on such returns, any assessments imposed, and to the Company's knowledge all other taxes due and payable by the Company have been paid or will be paid prior to the time they become delinquent. The Company has not been advised (i) that any of its returns, federal, state or other, have been or are being audited as of the date hereof, or (ii) of any deficiency in assessment or proposed judgment to its federal, state or other taxes. The Company has no knowledge of any liability of any tax to be imposed upon its properties or assets as of the date of this Agreement that is not adequately provided for. Neither the Company nor the Subsidiary is a party to any agreement relating to allocating or sharing the payment of, or liability for taxes with respect to, any taxable period. Neither the Company nor Subsidiary has any deferred income reportable for a period ending after the Effective Date of this Agreement that is attributable to a transaction (e.g., an installment sale) occurring in, or resulting from a change of accounting method for, a period ending on or prior to the Effective Date of this Agreement.

     3.16 EMPLOYEES. The Company is not a party to or bound by any currently effective employment contract, deferred compensation arrangement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation plan or agreement. Neither

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the Company, nor any entity which is required to be aggregated with the
Company pursuant to Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986 has any liability whether actual or contingent, with respect to any employee benefit plan or arrangement. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company; and to the Company's knowledge the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred.
No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees. To the Company's knowledge, the Company is in compliance with all laws and orders relating to the employment of labor, including, without limitation, all such laws and orders relating to wages, hours, discrimination, civil rights, safety and the collection and payment of withholding and/or Social Security taxes and similar taxes. There are no complaints, charges or claims against the Company pending, or, to the Company's knowledge, threatened to be brought or filed, with any governmental entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company.

     3.17 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENTS. Each current employee, officer and consultant of the Company has executed a Proprietary Information and Inventions Agreement that effectively waives any ownership rights in the invention or authorship of any Company Rights and has assigned to the Company all rights with respect thereto. No current employee, officer or consultant of the Company has excluded works or inventions made prior to his or her employment with the Company from his or her assignment of the works or inventions pursuant to such employee, officer or consultant's Non-Competition, Proprietary Information and Inventions Agreement in the form attached hereto as EXHIBIT B.

     3.18 OBLIGATIONS OF MANAGEMENT. Each officer of the Company is currently devoting one hundred percent (100%) of his business time to the conduct of the business of the Company. The Company is not aware of any officer or key employee of the Company planning to work less than full time at the Company in the future.

     3.19 REGISTRATION RIGHTS. Except as required pursuant to the Investors' Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register (as defined in Section 1 of the Investors' Rights Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

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     3.20 COMPLIANCE WITH LAWS; PERMITS.  The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Agreement and the issuance of the Shares, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the date hereof, as will be filed in a timely manner. The Schedule of Exceptions sets forth the states in which the Company has obtained all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the Company.

     3.21 FULL DISCLOSURE. This Agreement, the Exhibits hereto, the Schedule of Exceptions and all other documents delivered by the Company to Purchaser or its attorneys or agents in connection herewith or therewith or with the transactions contemplated hereby or thereby, do not contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact peculiar to the Company and known to the Company which materially adversely affects, or reasonably could be expected to materially adversely affect in the future, the business, property or assets, or financial condition of the Company, which has not been set forth in this Agreement or in the other documents described herein or furnished to the Purchaser by or on behalf of the Company prior to the date hereof in connection with the transactions contemplated hereby.

     3.22 CERTAIN LIMITATIONS. Neither the nature of the Company, nor any of its respective businesses or properties, nor any relationship between the Company and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of the Shares (other than in any such case, any matter relating to the Purchaser) is, such as to require or give rise to any limitation on any Purchaser's ownership of any equity securities of the Company.

     3.23 ENVIRONMENTAL.

          (a) To the Company's knowledge, the Company complies, and at all times has complied, in all material respects with all applicable Environmental Laws. For the purposes hereof, "ENVIRONMENTAL LAW" shall mean any judgment, decree, order, law, permit, license, rule, regulation or agency requirement relating to or addressing the environment, health or safety (to the extent relating to exposure to any hazardous substance), including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Resource Conservation and Recovery Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act and any federal, state, local or foreign statute, regulation, ordinance, order or decree relating to health, safety (in the case of health and safety to the extent relating to exposure in the workplace or otherwise to any Hazardous Substance) or the environment.

          (b) There is not now pending or, to the Company's knowledge, threatened any action, claim, proceeding or investigation nor has the Company received any notice, claim, demand letter, or request for information at any time, alleging that the Company may be in violation of, or liable under, any Environmental Law.

          (c) To the Company's knowledge, without initiating any inquiry, there are no hazardous substances located on the properties currently or formerly owned or operated by the Company (including soil, groundwater or surface features and buildings or structures thereon) other than as permitted under applicable Environmental Laws, and none of the properties contain, or has contained, any underground storage tank.

     3.24 INSURANCE. The Company maintains and/or is covered by valid policies of workers' compensation insurance and of insurance with respect to its properties and business. The Company currently maintains, in full force, insurance covering the risks of the Company, if any, of such types and in such amounts and with such deductibles as are customary for other companies engaged in similar lines of business and with good and responsible insurance companies.

     3.25 OFFERING. The Company, nor any person or entity acting on its behalf, has not engaged in any form of general solicitation or advertising in connection with the offer and sale of the Company's Series A, Series B, Series C and Series D Preferred Stock (the "SERIES PREFERRED"). No offers to sell the Series Preferred were made by any person or entity other than the Company. The offer and sale of the shares of the Series Preferred were made solely to accredited investors or qualified institutional buyers. Neither the Company nor any affiliate has been subject to any order, judgment, or decree of any court of competent jurisdiction enjoining either the Company or such affiliate for failure to comply with Rule 503 of Regulation D. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4.6 hereof, the Company has given Purchaser the opportunity to discuss the Company's business, management and financial affairs with the Company's management and the opportunity to review the Company's business plan.

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Company with respect to the purchase of the Shares as follows:

     4.1 EXPERIENCE. It is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests.

     4.2 ABILITY TO BEAR ECONOMIC RISK. The Purchaser acknowledges that investment in the Shares involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its investment.

     4.3 INVESTMENT. It is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof. It understands that the Shares have not been, and will not be when issued, sold or transferred, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. Purchaser was not formed solely for the purpose of acquiring the Shares.

     4.4 RULE 144. It acknowledges that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It acknowledges and understands that the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the Shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations, and it agrees to comply fully with such provisions as in effect from time to time.

     4.5 NO PUBLIC MARKET. It understands that no public market now exists for any securities issued by the Company nor will one be created prior to the Closing.

     4.6 ACCESS TO DATA. It has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and the opportunity to review the Company's business plan. The Purchaser acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Shares. The Purchaser represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser.

     4.7 AUTHORIZATION. All action (corporate or partnership, as appropriate) on the part of the Purchaser necessary for the authorization, execution, delivery and performance of this Agreement by Purchaser and the performance of all of the Purchaser's obligations hereunder has been taken or will be taken prior to the Closing. This Agreement when executed and delivered by the Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

     4.8 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Shares unless and until:

          (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a reasonably detailed statement of the circumstances surrounding the proposed disposition and, if reasonably requested by the Company, the Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act or any applicable state securities laws.

     4.9 ACCREDITED INVESTOR. The Purchaser is an "accredited investor" as such term is defined in Rule 501 under the Securities Act.

     4.10 FURTHER ASSURANCES. The Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement.

5.   CONDITIONS TO CLOSING OF COMPANY

     The Company's obligation to sell and issue the Shares and the Warrant at the Closing Date is, at the option of the Company, subject to the fulfillment as of the Closing Date of the following conditions:

     5.1 REPRESENTATIONS. With respect to a Change of Control Closing or an Alternative Closing only, the representations and warranties made by Purchaser in Section 4 hereof shall be true and correct in all material respects as of the Change of Control Closing Date or the Alternative Closing Date, as appropriate.

     5.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Purchaser on or prior to the Closing Date shall have been performed or complied with in all material respects.

     5.3 CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the Closing).

     5.4 CLOSING OF THE IPO. For the IPO Closing, the Company shall have closed the IPO.

6.   CONDITION TO CLOSING OF PURCHASER.

     The Purchaser's obligation to purchase the Shares and the Warrant at the Closing is subject to the fulfillment as of the Closing Date of the following conditions:

     6.1 REPRESENTATIONS. With respect to a Change of Control Closing or an Alternative Closing, the representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Change of Control Closing Date or the Alternative Closing Date, as appropriate.

     6.2 COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing Date shall have been performed or complied with in all material respects.

     6.3 LEGAL OPINION. Purchaser shall have received from Cooley Godward LLP, counsel to the Company, an opinion letter substantially in the form attached hereto as EXHIBIT C addressed to it, dated as of the date of the Closing.

     6.4 CLOSING OF IPO. For the IPO Closing, the Company shall have closed the IPO.

7.   ADDITIONAL COVENANTS OF THE COMPANY

     The Company agrees that if the Company has not closed the IPO by December 31, 2000 or if there is a Change of Control (as defined below) prior to the closing of the IPO, then:

     7.1 WARRANT. The Company will issue a warrant to Purchaser in the form attached hereto as EXHIBIT A-2 (the "ALTERNATIVE WARRANT") upon the earlier of (a) the Alternative Closing or (b) the Change of Control Closing.

     7.2 PURCHASE OF COMMON STOCK. Purchaser will have the option under this Agreement, but not the obligation, to purchase 297,619 shares of the Company's Common Stock (the "ALTERNATIVE SHARES") at a price per share of $8.40 (the "ALTERNATIVE PURCHASE PRICE").

     7.3  NOTICES.

          (a) In the event of a transaction contemplated in connection with a Change of Control, the Company agrees to give written notice to Purchaser in the manner set forth in Section 8.5 at least twenty (20) days prior to the proposed Change of Control Closing Date. Purchaser agrees to give written notice in the manner set forth in Section 8.5 to the Company no later than ten (10) days prior to the proposed Change of Control Closing Date as set forth in the Company's notice to Purchaser of its intention to purchase the Alternative Shares.

          (b) Purchaser agrees to give written notice in the manner set forth in Section 8.5 to the Company by December 31, 2000 if the Company has not closed the IPO by such date of its intention to purchase the Alternative Shares.

     7.4 CHANGE OF CONTROL. For purposes of this Section 7, "CHANGE OF CONTROL" shall mean: (a) any consolidation or merger in which the stockholders of the Company immediately after such consolidation or merger, hold less than 50% of the outstanding voting power of the surviving entity;
(b) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred; (c) a sale, lease or other disposition of all or substantially all of the assets of the Company; or (d) changes in the membership of the Company's Board of Directors such that Continuing Board Members (as defined below) are no longer a majority of the Company's Board of Directors during any 12 month period. "CONTINUING BOARD MEMBERS" will mean, as of any date of determination, any member of the Company's Board of Directors who (1) was a member of the Company's Board of Directors as of the date of Purchasers' initial investment in Series D Stock (the "INITIAL INVESTMENT"), or (2) was nominated for election or was elected to the Company's Board of Directors with (X) the affirmative vote of a majority of the Continuing Board Members who were members of the Board of Directors at the time of such nomination or election (or any successor Continuing Board Member appointed by such Continuing Board Members or their successors) or (Y) the affirmative vote of the existing stockholders of the Company as of the date of the Initial Investment.

8.   MISCELLANEOUS

     8.1 GOVERNING LAW. This Agreement shall be construed and enforced in accordance with the laws of the State of Colorado without regard to its conflict-of-laws rules.

     8.2  SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

          (a) With respect to an IPO Closing, the representations, covenants and warranties contained in this Agreement shall survive for a period of one year from the IPO Closing Date.

          (b) With respect to either an Alternative Closing or a Change of Control Closing, the representations, covenants and warranties contained in this Agreement shall survive for a period of one year from the Alternative Closing Date or the Change of Control Closing Date, as applicable.

     8.3 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto, PROVIDED, HOWEVER, that the right and obligation of the Purchaser to purchase the Shares shall not be assignable without the consent of the Company.

     8.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto at the Closing constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

     8.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Purchaser, at the Purchaser's address set forth on the signature page hereto, or at such other address as the Purchaser shall have furnished to the Company in writing, or (b) if to the Company, one copy to its address set forth on the signature page of this Agreement and addressed to the attention of the President, or at such other address as the Company shall have furnished to the Purchaser. Notices may also be sent by telecopier, with a confirmation copy by certified or registered mail.

     Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid, or upon electronic confirmation of receipt if sent by telecopier.

     8.6 DELAYS OR OMISSIONS. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or waiver of or acquiescence in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this Agreement, must be in writing and be executed by the party to be bound thereby, and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

     8.7 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing such counterpart(s), and all of which together shall constitute one instrument.

     8.8 SEVERABILITY. In the event that any provisions of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provisions; provided, that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

     8.9 TITLE AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this Agreement.

     8.10 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     8.11 FURTHER ASSURANCES AND COOPERATION. From and after the Effective Date, the parties agree to use their best efforts to satisfy the Closing Conditions set forth in Sections 5 and 6 above.

     IN WITNESS WHEREOF, the parties have executed this STOCK PURCHASE AGREEMENT as of the date first written above.


                                    COMPANY:

                                    JATO COMMUNICATIONS CORP.


                                    By: /s/ Gerald K. Dinsmore
                                       -------------------------------------
                                       President and Chief Executive Officer
                                       Address:  1099 18th Street
                                                 Denver, Colorado  80202
                                                 Facsimile number: 303-297-8305


                                    PURCHASER:

                                    U.S. TELESOURCE, INC.


                                    By:  /s/ Marc B. Weisberg
                                       -------------------------------------
                                    Name:  Marc B. Weisberg
                                         -----------------------------------
                                    Title: President
                                          ----------------------------------
                                    Address:  555 Seventeenth Street
                                              Denver, Colorado 80202
                                              Facsimile number: 303-992-1724


                                      EXHIBITS

Exhibit A-1:  Form of IPO Warrant

Exhibit A-2:  Form of Alternative Warrant

                                   EXHIBIT A-1

                               FORM OF IPO WARRANT

No.  WCS-__                                            _____________, 2000


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                WARRANT TO PURCHASE
                              SHARES OF COMMON STOCK
                            OF JATO COMMUNICATIONS CORP.
              (VOID AFTER [ONE YEAR FROM THE DATE OF ISSUANCE], 2001)

     THIS CERTIFIES that U.S. TELESOURCE, INC. (the "HOLDER"), for value received, is entitled to purchase from JATO COMMUNICATIONS CORP., a Delaware corporation (the "COMPANY"), having a place of business at 1099 18th St., Denver, Colorado 80202, [$5,000,000.00 DIVIDED BY THE STOCK PURCHASE PRICE] shares (the "WARRANT SHARES") of fully paid and nonassessable shares of Company's Common Stock (the "COMMON STOCK") at a price of $[PRICE PER SHARE AT WHICH THE COMPANY'S COMMON STOCK IS SOLD TO THE PUBLIC IN THE COMPANY'S INITIAL PUBLIC OFFERING PLUS 20%] per share (the "STOCK PURCHASE PRICE"), at any time or from time to time beginning on the date hereof and ending on the earlier to occur of (i) up to and including 5:00 p.m. (Colorado time)
[ONE YEAR FROM THE DATE OF ISSUANCE], 2001 or (ii) the Acquisition (as defined below) of the Company (collectively, the "EXPIRATION DATE") upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Notice of Exercise and Investment Representation Statement attached hereto duly filled in and executed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. For purposes hereof, an "Acquisition" shall mean any of the following: (1) a sale of all or substantially all of the assets of the Company; (2) a merger, reorganization or consolidation pursuant to which the stockholders of the Company or its successor immediately prior to such merger, reorganization or consolidation: (A) hold less than 50% of the voting power of the surviving company following the merger, reorganization or consolidation, or (B) in the event that the securities of an affiliated entity are issued to the stockholders of the Company in the transaction in exchange for their shares in the Company, hold less than 50% of the voting power of such affiliated entity.

     1.   EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

          (a) GENERAL. This Warrant is exercisable at the option of the Holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder.

          (b) ISSUANCE OF CERTIFICATES. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed and payment (if any) made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof are entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or as directed by such Holder.

        (c) NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

          X = Y (A-B)
              -------
                 A

     Where X = the number of shares of Common Stock to be issued to the Holder

               Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

               A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

               B = Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; PROVIDED, HOWEVER, that in the event Holder exercises this Warrant in connection with the Company's initial public offering of its Common Stock, the fair market value per share shall equal to the per share offering price to the public of the Company's initial public offering; and, PROVIDED, FURTHER, that following the Company's initial public offering of its Common Stock, the fair market value per share shall be the average of the closing prices quoted on any exchange or the Nasdaq Stock Market, whichever is applicable, on which the Common Stock is listed for the ten (10) trading days prior to the date of determination of fair market value.

     2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholders and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed.

     3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          (a) SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          (b)  DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time any holder of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (i) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

               (ii) Any cash paid or payable otherwise than as a cash dividend; or

               (iii) Common Stock or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than (a) shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3(a) above or (b) an event for which adjustment is otherwise made pursuant to Section 3(c) below);

               then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the case referred to in clause 3(b)(ii) above) which such Holder would hold on the date of such exercise had they been the holder of record of such

Common Stock as of the date on which Holder of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

          (c) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that a holder of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby PROVIDED, HOWEVER, that in the event the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price hereof effective at the time of a merger and securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to such reorganization, consolidation, merger or sale of assets. The Company will not effect any such reorganization, consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) or such corporation's parent resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

          (d) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If the Company at any time or from time to time subsequent to the date hereof (the "ORIGINAL ISSUE DATE") issues or sells any Additional Shares of Common Stock (as hereinafter defined), other than as provided in the last paragraph of this
Section 3(d), for a consideration per share less than the lower of (x) the Stock Purchase Price or (y) the Current Market Price (as defined below) per share of Common Stock (in each case, determined as of the date specified in the next succeeding paragraph), the Stock Purchase Price upon each such issuance or sale shall be adjusted to the price calculated pursuant to the following clauses (i) and (ii), as applicable, of this Section 3(d) and shall be determined by:

               (i) in the event that the consideration per share is less than the Stock Purchase Price as of the date specified below, the Stock Purchase Price upon each such issuance or sale shall be adjusted to the price determined by dividing (A) an amount equal to the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Stock Purchase Price in effect as of the date specified in the next succeeding paragraph plus (2) the aggregate consideration, if any, received by the Company upon such issue or sale, by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale; and

               (ii) in the event that the consideration per share is less than the Current Market Price as of the date specified below, the Stock Purchase Price upon each such issuance or sale shall be adjusted to the price determined by multiplying the Stock Purchase Price in effect as of the date specified in the next succeeding paragraph by a fraction the numerator of which is (A) the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Current Market Price per share of Common Stock immediately prior to such issue or sale plus (2) the aggregate consideration, if any, received by the Company upon such issue or sale, divided by (B) the total number of shares of Common Stock outstanding immediately after such issue or sale, and the denominator of which is the Current Market Price per share of Common Stock immediately prior to such issue or sale.

     For purposes of this Section 3(d), the date as of which the Stock Purchase Price and Current Market Price shall be determined shall be the earlier of (i) the date on which the Company shall enter into a firm contract for the issuance or sale of such shares of Common Stock and (ii) the date of actual issuance or sale of such shares of Common Stock.

     For purposes of this Section 3(d), "CURRENT MARKET PRICE" means on any particular date (i) the closing bid price per share of the Common Stock on such date on the Nasdaq or, if the Common Stock is not then quoted on the Nasdaq, any subsequent market on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or (ii) if the Common Stock is not listed then on the Nasdaq or any subsequent market, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date.

     For purposes of this Section 3(d), "ADDITIONAL SHARES OF COMMON STOCK" means all shares of Common Stock issued by the Company and any rights or options for the purchase of, or stock or other securities convertible into or exchangeable for shares of Common Stock of the Company, whether or not such rights or options or the right to convert or exchange any such convertible securities are immediately exercisable (the "CONVERTIBLE SECURITIES"), and whether or not such shares or convertible securities are subsequently reacquired or retired by the Company, other than (A) shares of Common Stock issued upon conversion of any shares of the Company's preferred stock, (B) Approved Issuances and (C) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Original Issue Date. "APPROVED ISSUANCES" shall mean shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights after the Original Issue Date to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors.

     For the purpose of the adjustment required under this Section 3(d), if the Company issues or sells Convertible Securities, and if the consideration per share of the Convertible Securities is less than the lower of the Current Market Price or the then-effective Stock Purchase Price, in each case the Company shall be deemed to have issued at the time of the issuance of such Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such Convertible Securities, plus the minimum amounts of consideration, if any, payable to the Company upon the exercise of such Convertible Securities, plus, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; PROVIDED, THAT, that if the minimum amount of consideration payable to the Company upon the exercise or conversion of the Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the consideration per share of the Convertible Securities shall be recalculated using the figure to which such minimum amount of consideration is reduced; PROVIDED, FURTHER, that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the consideration per share of the Convertible Securities shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such Convertible Securities. No further adjustment of the then-effective Stock Purchase Price, as adjusted upon the issuance of such Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the then-effective Stock Purchase Price, as adjusted upon the issuance of such Convertible Securities shall be readjusted to the Stock Purchase Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, PROVIDED THAT such readjustment shall not apply to prior conversions of Preferred Stock.

     No adjustment of the Stock Purchase Price shall be made under this
Section 3(d) upon the issuance of (i) any shares of capital stock which are distributed to holders of Common Stock pursuant to a stock dividend or subdivision for which an adjustment is provided under Section 3(a) or 3(b); or (ii) any shares of capital stock which are issued in connection with a capital reorganization, reclassification, consolidation, merger or sale pursuant to Section 3(c).

          (e) NOTICE OF ADJUSTMENT. Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (f) CERTAIN EVENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as they would have owned had the Warrant been exercised prior to the event and had they continued to hold such shares until after the event requiring adjustment.

     4. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholders of the Company or any other matters or any rights whatsoever as a stockholders of the Company. Except as otherwise provided herein, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provision hereof in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholders of the Company, whether such liability is asserted by the Company or by its creditors.

     7. MARKET STAND-OFF AGREEMENT. Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by Holder, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act of 1933.
 Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period.

     8. ADDITIONAL RIGHTS. Upon exercise of this Warrant by execution of the attached Notice of Exercise, the Holder of this Warrant shall become a party to the Second Amended and Restated Investors Rights' Agreement by and among the Company and certain investors which shall be in effect at the time of the exercise of this Warrant (the "INVESTORS RIGHTS' AGREEMENT"), and the Warrant Shares shall be "Registrable Securities" as such term is defined in the Investors Rights' Agreement.

     9. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the Holder of this Warrant and of the Holder of shares of Common Stock issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

     10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other and shall be deemed to be received four days after deposit in the U.S. Mail or two days after deposit with a nationally recognized overnight courier.

     11. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

     12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Colorado.

     13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this ___ day of __________, 2000.



                                       JATO COMMUNICATIONS CORP.
                                       a Delaware Corporation

                                       By:
                                          ----------------------------------
                                       Gerald K. Dinsmore
                                       President and Chief Executive Officer

                                 NOTICE OF EXERCISE

                                                      Date:  ___________________

Jato Communications Corp.
Attention:  Chief Executive Officer

Ladies and Gentlemen:

/ / The undersigned hereby elects to exercise the warrant issued to it by Jato Communications Corp. (the "COMPANY") and dated _________________, 2000, Warrant No. WCS-__ (the "WARRANT") and to purchase thereunder __________________________________ shares of Common Stock of the Company
     (the "SHARES") at a purchase price of __________________Dollars ($________) per Share or an aggregate purchase price of ________________________________ Dollars ($__________) (the "PURCHASE
     PRICE").

/ / The undersigned hereby elects to convert _______________________ percent (____%) of the value of the Warrant pursuant to the provisions of Section 1(c) of the Warrant.

     Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

               ___________________________________
                              (name)

               ___________________________________

               ___________________________________
                              (address)

     Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer. The undersigned also makes the representations set forth on the attached Investment Representation Letter.


                                       Very truly yours,

                                       -----------------------------------
                                       By:
                                          --------------------------------
                                       Title:
                                             -----------------------------

                        INVESTMENT REPRESENTATION STATEMENT


TO:  Jato Communications Corp.

With respect to the __________ shares of Common Stock ("SHARES") of JATO COMMUNICATIONS CORP. ("COMPANY") which the undersigned ("PURCHASER") has purchased from the Company today, the Purchaser hereby represents and warrants as follows:

     1. The Purchaser acknowledges that it has received no formal prospectus or offering memorandum describing the business and operations of the Company. It has, however, by virtue of his relationship with the Company, been given access to all information that it believes is material to his decision to purchase the Shares. The Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning its business operations. Any questions raised by the Purchaser have been answered to his satisfaction.

     2. The Shares are being acquired by the Purchaser for its account, for investment purposes only, and not with a view to the distribution or resale thereof.

     3. No representations or promises have been made concerning the marketability or value of the Shares. The Purchaser understands that there is currently no market for the transfer of the Shares. The Purchaser further acknowledges that, because the Shares have not been registered under the Securities Act of 1933, as amended (the "ACT"), or applicable state securities laws, they cannot be resold unless they are subsequently registered under the Act or applicable state securities laws, or an exemption from registration is available, and the Purchaser must continue to bear the economic risk of his investment in the Shares for an indefinite period of time. Purchaser acknowledges that any transfers must be made in compliance with the provisions of the Investors' Rights Agreement. The Company has not agreed or represented to the Purchaser that the Shares will be purchased or redeemed from the Purchaser at any time in the future. The Purchaser further understands that a notation will be made on the appropriate records of the Company and on the stock certificate representing the Shares so that the transfers of Shares will not be effected on those records without compliance with the restrictions referred to above.


Date:                                  By:
     ------------------------             ---------------------------
                                       Name:
                                            -------------------------
                                       Title:
                                             ------------------------

                                    EXHIBIT A-2

                            FORM OF ALTERNATIVE WARRANT

No.  WCS-__                                            _____________, 2000


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                                WARRANT TO PURCHASE
                              SHARES OF COMMON STOCK
                            OF JATO COMMUNICATIONS CORP.
              (VOID AFTER [ONE YEAR FROM THE DATE OF ISSUANCE], 200_)

     THIS CERTIFIES that U.S. TELESOURCE, INC. (the "HOLDER"), for value received, is entitled to purchase from JATO COMMUNICATIONS CORP., a Delaware corporation (the "COMPANY"), having a place of business at 1099 18th St., Denver, Colorado 80202, 496,031 shares (the "WARRANT SHARES") of fully paid and nonassessable shares of Company's Common Stock (the "COMMON STOCK") at a price of $10.08 per share (the "STOCK PURCHASE PRICE"), at any time or from time to time beginning on the date hereof and ending on the earlier to occur of (i) up to and including 5:00 p.m. (Colorado time) [ONE YEAR FROM THE DATE OF ISSUANCE IF THIS WARRANT IS ISSUED PURSUANT TO AN ALTERNATIVE CLOSING AS DEFINED IN THE STOCK PURCHASE AGREEMENT OR ONE YEAR FROM A CHANGE OF CONTROL CLOSING DATE IF THIS WARRANT IS ISSUED PURSUANT TO A CHANGE OF CONTROL CLOSING AS DEFINED IN THE STOCK PURCHASE AGREEMENT], 200_ or (ii) the Acquisition (as defined below) of the Company, provided that the consideration in the Acquisition is for cash (collectively, the "EXPIRATION DATE") upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Notice of Exercise and Investment Representation Statement attached hereto duly filled in and executed and, if applicable, upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. For purposes hereof, an "Acquisition" shall mean any of the following: (1) a sale of all or substantially all of the assets of the Company; (2) a merger, reorganization or consolidation pursuant to which the stockholders of the Company or its successor immediately prior to such merger, reorganization or consolidation: (A) hold less than 50% of the voting power of the surviving company following the merger, reorganization or consolidation, or (B) in the event that the securities of an affiliated entity are issued to the stockholders of the Company in the transaction in exchange for their shares in the Company, hold less than 50% of the voting power of such affiliated entity.

     1.   EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES.

          (a) GENERAL. This Warrant is exercisable at the option of the Holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder.

          (b) ISSUANCE OF CERTIFICATES. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed and payment (if any) made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof are entitled upon such exercise, shall be delivered to the Holder hereof by the Company at the Company's expense within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be requested by the Holder hereof and shall be registered in the name of such Holder or as directed by such Holder.

        (c) NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Common Stock is greater than the Stock Purchase Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

          X = Y (A-B)
              -------
                 A

     Where X = the number of shares of Common Stock to be issued to the Holder

               Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

               A = the fair market value of one share of the Company's Common Stock (at the date of such calculation)

               B = Stock Purchase Price (as adjusted to the date of such calculation)

For purposes of the above calculation, the fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; PROVIDED, HOWEVER, that in the event Holder exercises this Warrant in connection with the Company's initial public offering of its Common Stock, the fair market value per share shall equal to the per share offering price to the public of the Company's initial public offering; and, PROVIDED, FURTHER, that following the Company's initial public offering of its Common Stock, the fair market value per share shall be the average of the closing prices quoted on any exchange or the Nasdaq Stock Market, whichever is applicable, on which the Common Stock is listed for the ten (10) trading days prior to the date of determination of fair market value.

     2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholders and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the Common Stock may be listed.

     3. ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES. The Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          (a) SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

          (b)  DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time any holder of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (i) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution;

               (ii) Any cash paid or payable otherwise than as a cash dividend; or

               (iii) Common Stock or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than (a) shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3(a) above or (b) an event for which adjustment is otherwise made pursuant to Section 3(c) below);

               then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the case referred to in clause 3(b)(ii) above) which such Holder would hold on the date of such exercise had they been the holder of record of such Common Stock as of the date on which Holder of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

          (c) REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that a holder of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby PROVIDED, HOWEVER, that in the event the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby is in excess of the Stock Purchase Price hereof effective at the time of a merger and securities received in such reorganization, if any, are publicly traded, then this Warrant shall expire unless exercised prior to such reorganization, consolidation, merger or sale of assets. The Company will not effect any such reorganization, consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) or such corporation's parent resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

          (d) ISSUANCE OF ADDITIONAL SHARES OF COMMON STOCK. If the Company at any time or from time to time subsequent to the date hereof (the "ORIGINAL ISSUE DATE"), issues or sells, or is deemed by the express provisions of this
Section 3(d) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as provided in subsection (d)(iv) below, for an Effective Price (as hereinafter defined) less than the then-effective Stock Purchase Price, then and in each such case the then-effective Stock Purchase Price shall be reduced, but not increased as of the opening of business on the date of such issue or sale to a price determined by multiplying the then-effective Stock Purchase Price by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus
(B) the number of shares of Common Stock which the aggregate consideration received (as defined in subsection d(ii)) by the Company for the total number of

Additional Shares of Common Stock so issued would purchase at such then-effective Stock Purchase Price, and (ii) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, (B) the number of shares of Common Stock into which the then-outstanding shares of Preferred Stock of the Company could be converted if fully converted on the day immediately preceding the given date, and (C) the number of shares of Common Stock which could be obtained through the exercise or conversion of all other rights, options and convertible securities then exercisable or convertible on the day immediately preceding the given date.

               (i) For the purpose of making any adjustment required under this Section 3(d), the consideration received by the Company for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors (including a majority of the Series B Directors (as defined in the Company's Restated Certificate of Incorporation)), and (C) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors (including a majority of the Series B Directors) to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

               (ii)  For the purpose of the adjustment required under this
Section 3(d), if the Company issues or sells any rights or options for the purchase of, or stock or other securities convertible into or exchangeable for, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being herein referred to as "CONVERTIBLE SECURITIES") whether or not such rights or options or the right to convert or exchange any such convertible securities are immediately exercisable, and if the Effective Price of such Additional Shares of Common Stock is less than the then-effective Stock Purchase Price, in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; PROVIDED, THAT, that if the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; PROVIDED, FURTHER, that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the then-effective Stock Purchase Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the then-effective Stock Purchase Price, as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Stock Purchase Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, PROVIDED THAT such readjustment shall not apply to prior conversions of Preferred Stock.

               (iii) "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 3(d), whether or not subsequently reacquired or retired by the Company other than (A) shares of Common Stock issued upon conversion of the Company's Preferred Stock; (B) Approved Issuances; and (C) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Original Issue Date. The "EFFECTIVE PRICE" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 3(d), into the aggregate consideration received, or deemed to have been received by the Company for such issue under this
Section 3(d), for such Additional Shares of Common Stock. "APPROVED ISSUANCES" shall mean shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights after the Original Issue Date to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors.

               (iv) No adjustment of the then-effective Stock Purchase Price shall be made under this Section 3(d) upon the issuance of any shares of capital stock which are (i) distributed to holders of Common Stock pursuant to a stock dividend or subdivision for which an adjustment is provided under Sections 3(a) or 3(b) or (ii) issued in connection with a capital reorganization, reclassification, consolidation, merger or sale pursuant to
Section 3(c).

          (e) NOTICE OF ADJUSTMENT. Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the

Company. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (f) CERTAIN EVENTS. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of the Warrant in accordance with such provisions, the Board of Directors of the Company shall make an adjustment in the number and class of shares available under the Warrant, the Stock Purchase Price or the application of such provisions, so as to protect such purchase rights as aforesaid. The adjustment shall be such as will give the Holder of the Warrant upon exercise for the same aggregate Stock Purchase Price the total number, class and kind of shares as they would have owned had the Warrant been exercised prior to the event and had they continued to hold such shares until after the event requiring adjustment.

     4. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; PROVIDED, HOWEVER, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     6. NO VOTING OR DIVIDEND RIGHTS; LIMITATION OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholders of the Company or any other matters or any rights whatsoever as a stockholders of the Company. Except as otherwise provided herein, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provision hereof in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholders of the Company, whether such liability is asserted by the Company or by its creditors.

     7. MARKET STAND-OFF AGREEMENT. Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Common Stock (or other securities) of the Company held by Holder, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act of 1933.
 Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Common Stock (or other securities) until the end of such period.

     8. ADDITIONAL RIGHTS. Upon exercise of this Warrant by execution of the attached Notice of Exercise, the Holder of this Warrant shall become a party to the Second Amended and Restated Investors Rights' Agreement by and among the Company and certain investors which shall be in effect at the time of the exercise of this Warrant (the "Investors Rights' Agreement"), and the Warrant Shares shall be "Registrable Securities" as such term is defined in the Investors Rights' Agreement.

     9. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights and obligations of the Company, of the Holder of this Warrant and of the Holder of shares of Common Stock issued upon exercise of this Warrant, shall survive the exercise of this Warrant.

     10. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other and shall be deemed to be received four days after deposit in the U.S. Mail or two days after deposit with a nationally recognized overnight courier.

     11. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

     12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Colorado.

     13. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

     14. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officers, thereunto duly authorized this ___ day of __________, 2000.


                                       JATO COMMUNICATIONS CORP.
                                       a Delaware Corporation

                                       By:
                                          ----------------------------------
                                       Gerald K. Dinsmore
                                       President and Chief Executive Officer

                                  NOTICE OF EXERCISE

                                                      Date:  ___________________

Jato Communications Corp.
Attention:  Chief Executive Officer

Ladies and Gentlemen:

/ / The undersigned hereby elects to exercise the warrant issued to it by Jato Communications Corp. (the "COMPANY") and dated _________________, 2000, Warrant No. WCS-__ (the "WARRANT") and to purchase thereunder __________________________________ shares of Common Stock of the Company
     (the "SHARES") at a purchase price of __________________Dollars ($________) per Share or an aggregate purchase price of ________________________________ Dollars ($__________) (the "PURCHASE
     PRICE").

/ / The undersigned hereby elects to convert _______________________ percent (____%) of the value of the Warrant pursuant to the provisions of Section 1(c) of the Warrant.

     Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

               ___________________________________
                         (name)

               ___________________________________

               ___________________________________
                         (address)

     Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer. The undersigned also makes the representations set forth on the attached Investment Representation Letter.


                                       Very truly yours,

                                       ------------------------------
                                       By:
                                          ---------------------------
                                       Title:
                                             ------------------------

                        INVESTMENT REPRESENTATION STATEMENT


TO:  Jato Communications Corp.

With respect to the __________ shares of Common Stock ("SHARES") of JATO COMMUNICATIONS CORP. ("COMPANY") which the undersigned ("PURCHASER") has purchased from the Company today, the Purchaser hereby represents and warrants as follows:

     1. The Purchaser acknowledges that it has received no formal prospectus or offering memorandum describing the business and operations of the Company. It has, however, by virtue of his relationship with the Company, been given access to all information that it believes is material to his decision to purchase the Shares. The Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning its business operations. Any questions raised by the Purchaser have been answered to his satisfaction.

     2. The Shares are being acquired by the Purchaser for its account, for investment purposes only, and not with a view to the distribution or resale thereof.

     3. No representations or promises have been made concerning the marketability or value of the Shares. The Purchaser understands that there is currently no market for the transfer of the Shares. The Purchaser further acknowledges that, because the Shares have not been registered under the Securities Act of 1933, as amended (the "ACT"), or applicable state securities laws, they cannot be resold unless they are subsequently registered under the Act or applicable state securities laws, or an exemption from registration is available, and the Purchaser must continue to bear the economic risk of his investment in the Shares for an indefinite period of time. Purchaser acknowledges that any transfers must be made in compliance with the provisions of the Investors' Rights Agreement. The Company has not agreed or represented to the Purchaser that the Shares will be purchased or redeemed from the Purchaser at any time in the future. The Purchaser further understands that a notation will be made on the appropriate records of the Company and on the stock certificate representing the Shares so that the transfers of Shares will not be effected on those records without compliance with the restrictions referred to above.


Date:                                  By:
     ------------------------             ---------------------------
                                       Name:
                                            -------------------------
                                       Title:
                                             ------------------------